United States
Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 3, 2020

Puget Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada
(State of Incorporation)

333-179212	01-0959140
Commission File Number	(I.R.S. Employer Identification No.)

1200 North Federal Highway, Suite 200-A; Boca Raton, Florida	33432
(Address of Principal Executive Offices)	(Zip Code)

1 561 2108535
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1 - Registrant’s Business and Operations

The Registrant is continuing to settle its outstanding debt and making arrangements to audit its financial statements for the past two years in order in order to prepare and file the reports on forms 10-K and 10-Q due for the fiscal years ended October 31, 2020 and 2019, and has amended, updated and restated its articles of incorporation and bylaws. It is also arranging to file all outstanding tax returns for the years ended 2015, 2016, 2017, 2018 and 2019, all as recommended by the Registrant’s affiliate and strategic consultant, Qest Consulting Group, Inc. (“Qest”), all as hereinafter more particularly disclosed.

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition

Reference is made to the disclosure made in the Registrant’s reports filed on October 16 and 23, 2020.

In conjunction with the Registrant’s ongoing efforts to eliminate debt, the debt owed to Adar Bays, LLC as reported in the report of current event filed with the Commission on October 16, 2020, has now been discharged. The original debt in the form of a convertible 8% note was incurred on January 30, 2015 in the principal sum of $75,000. A total, including principal, accrued interest of $32,417, and costs related to settlement of litigation of $56,000 has been discharged through conversion over a five year period into 2,307,801,552 shares of the Registrant’s Common Stock in reliance on Section 3(a)(9) of the Securities Act, and payment of $132.54 in cash. Payment of this convertible note satisfies the litigation against the Registrant and its management filed by Adar Bays, LLC in the United States District Court for the Southern District of New York (the “Court”) in Case No. 15-cv-08860 entitled Adar Bays LLC v Puget Technologies Inc. and Hermann Burckhardt. Confirmation of the foregoing provided by Adar Bays, LLC through a series of emails and confirmed by the Registrant with a copy of the check for the final payment is filed as exhibit 99.1.

The Registrant recently increased its authorized Common Stock from 2,990,000,000 to 4,990,000,000 in order to accommodate future conversions and other corporate issuances and its management believes that it now has enough authorized Common Stock at current market conditions to allow for the conversion of all its current debt into equity.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the response to this item with respect to transactions by holders of the Registrant’s convertible notes in the report of current event filed on October 16, 2020 and by officers of the Registrant who elected to convert their debt to equity as disclosed in the report of current event dated October 23, 2020. The same creditors continue to convert their debt into shares of the Registrant’s Common Stock in reliance on Section 3(a)(9) of the Securities Act and as provided in heretofore disclosed judgments against the Registrant which qualify under Section 3(a)(19) of the Securities Act.

Item 3.03 Material Modification to Rights of Security Holders.

Reference is made to the response to Item 5.03 incorporated herein by reference.

Puget Technologies, Inc., current report on Commission Form 8-K, Page 2 of 8 (excluding exhibits)

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

(b)       Engagement of Auditor

On November 3, 2020, the Registrant engaged the firm of BF Borgers CPA PC of 5400 W Cedar Ave, Lakewood, CO 80226 (“BF Borgers “) to audit the Registrant’s balance sheet as of October 31, 2020 and October 31, 2019, and the related statements of operations, stockholders’ equity and income, and cash flows for the years then ended as well as to review the Registrant’s unaudited quarterly financial information for each of the quarters in the years ending October 31, 2021 and October 31, 2019. During the past two fiscal years, BF Borgers CPA PC has not been contacted by the Registrant with reference to any of the matters listed in Item 304(a)(2) of Regulation S-K. BF Borgers was originally retained by the Registrant on March 4, 2015 but because of the Registrant’s financial difficulties at the time, has never before audited the Registrant’s financial statements. BF Borgers currently performs 10-K audits and 10-Q quarterly reviews in accordance with Public Company Accounting Oversight Board standards for over 100 publicly traded companies around the world ranging from start-up and development stage to successful mid-market companies.

The engagement letter assumes the existence of an audit committee which the Registrant does not currently have as it lacks independent directors. The auditor has, however, indicated to the Registrant that in the absence of an audit committee, it will deal directly with the Registrant’s Board of Directors. At such point in the future as the Registrant’s stockholders elect one or more qualified independent directors, it is the intention of the current members of its Board of Directors to form several committees thereof as permitted by the newly adopted bylaws, an audit committee among them. Reference is made to Article II Section 6 of the newly adopted bylaws annexed as exhibit 3(ii) to this current report.

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Articles of Incorporation

At the urging of its strategic consultant, Qest, the Registrant amended and restated its articles of incorporation and filed a certificate relating thereto with the State of Nevada on November 3, 2020. Qest provided the following justifications for such action, with which the Registrant’s Board of Directors concurred:

As to the articles Qest indicated that its analysis thereof had disclosed serious clerical errors as a result of which, there were contradictory capitalization provisions while several articles had been inadvertently eliminated. Further, it indicated, the Registrant should more closely align its interests with its stockholders by eliminating super majority approval requirements for corporate acquisitions, divestitures and reorganizations, especially given the need to develop or acquire new lines of business. Reiterating its advice provided previously in a memorandum of strategic recommendations that the Registrant not consider becoming the subject of a reverse acquisition but rather, become a sort of incubator for innovative new businesses that hoped to eventually become independent public companies of their own, it indicated that the Registrant should not limit its purposes to those included in a list but rather, open itself to any legal opportunities while at the same time, assuring that it not engage in activities with special licensing requirements such as investment companies or investment bankers without very serious prior consideration and the acquisition of all related licenses and permits. It noted that because once the corporate cleanup phase was concluded, the Registrant might become a target for promoters interested only in short term profits available from the Registrant’s anticipated status as a fully compliant public company with a large and loyal stockholder base, it suggested that it would be prudent to provide an article that empowered the Board of Directors to undertake defensive strategies and tactics to avoid “unfriendly takeovers. Finally, it noted that recruitment of talented professionals to develop the Registrant’s business plans, as well as to facilitate acquisition of desirable operating companies, made it important for the Registrant to be permitted not only to indemnify its officers, directors and authorized agents (as well as persons performing similar roles for its subsidiaries), but to permitted it to advance required funds for defense of threatened or actual litigation resulting from such services. As a concluding point not involving the proposed amendments to the Articles, Qest also urged the Registrant to adopt flexible equity compensation plans for its officers, directors and employees, as well as for those of its subsidiaries and for third party contractors in order to align the interests of such persons with those of the Registrant and its stockholders.

Puget Technologies, Inc., current report on Commission Form 8-K, Page 3 of 8 (excluding exhibits)

Specifically, the following changes were made:

Old article 4 listing the purposes for which the Registrant had been organized had been inadvertently replaced by an improperly numbered amendment to the Registrant’s capitalization. It had provided a long specific list of the activities in which the Registrant could participate, thus limiting its potential activities to those listed. The article was replaced by a new article numbered III which reads as follows: “This Corporation is organized for any legal purpose; provided, however, that it shall not:

A.	Engage in any activities that would subject it to regulation as an investment company under the Federal Investment Company Act of 1940 (the “Investment Company Act”), as amended, unless it shall have first qualified and elected to be regulated as a small business development company pursuant to Sections 55 et. seq., thereof, and limits its investment company activities to those permitted thereby; or

B.	Engage in any activities which would subject the Corporation to regulation as a broker dealer in securities subject to regulation under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or as an investment advisor subject to regulation under the Investment Advisors Act of 1940, as amended (the “Investment Advisor’s Act”); or

C.	Engage in any other activities requiring the Corporation to comply with governmental registration and supervision, unless it has completed such registration and conducts itself in full compliance with such supervisory requirements.”

Article 5, which described the Registrant’s authorized capitalization had been frequently amended, the latest such amendment being on October 22 of this year (accepted for filing by the State of Nevada on October 27, 2020) and because of the previously mentioned error in numbering, generated confusion. It also did not reflect the designation of two classes of preferred stock. The article was rewritten, numbered IV, and now reflects the latest changes in authorized capitalization as reported to the Commission in a current report dated October 23, 2020.

Article 6, which indicated that the Registrant had commenced business has been eliminated as unnecessary. Article 7, which dealt with the ability of stockholders to act by written consent has been renumbered and conformed to actual current Nevada law in a new Article X which also deals with the ability of the Registrant’s Board of Directors to take action by written consents in lieu of meeting.

Puget Technologies, Inc., current report on Commission Form 8-K, Page 4 of 8 (excluding exhibits)

Article 8, which required supermajority stockholder approval for business combinations, in essence a right of veto in favor of minority stockholders, has been eliminated. Article 9, which required classification of the Board of Directors into three classes in the event it was comprised of more than two members has been eliminated as it was mathematically incongruent in the event there were less than three directors, as has been the case since 2015. A permissive provision to classification has been added to the bylaws, with discretion left to the Board of Directors as to its implementation. Article 11 provided a list of actions by the Board of Directors which required a supermajority vote, incongruous given that since 2015 it has been comprised of only two members and further deemed inefficient as the Registrant seeks to move forward and has thus been eliminated. Article 12, which indicated considerations the Board of Directors “might” consider in evaluating a business combination was deemed to have no meaning and was thus eliminated.

A new Article VI has been added pertaining to the Board of Directors which provides as follows: “This Corporation shall have not less than one Director. The number of Directors may be either increased or diminished from time to time in the manner provided in the Bylaws, but shall never be less than one. The Corporation’s Board of Directors is hereby authorized, without prior stockholder approval, to amend these Articles of Incorporation, from time to time, in order to: (a) Effect splits or reverse splits of the Corporation’s common or preferred stock; (b) Change the name of the Corporation; (c) Increase the Corporation’s authorized capital; (d) Decrease the Corporation’s authorized capital; provided that such decrease may not affect any issued and outstanding shares, and, (e) Such other matters as may be otherwise permitted under then applicable laws of the State of Nevada.

Article 13 which required a supermajority vote of the stockholders to amend designated provisions of the articles of incorporation unless they were proposed by unanimous vote of the Board of Directors (old articles 8, 9, 12, or 13) has been eliminated, by unanimous vote of the Board of Directors and of more than 2/3 of the votes of the stockholders as unnecessarily giving veto power to minorities which might impede expeditious action by the Registrant necessary to develop or acquire new lines of business and increase costs by requiring unnecessary stockholder meetings.

Article 14 (indemnification) has been replaced by new article VII which clarifies the procedure for indemnification and permits the Registrant to advance funds for defense of litigation to “any person (including his estate) made or threatened to be made a party to any suit or proceeding, whether civil or criminal, by reason of the fact that he was a director, officer or authorized agent of the Corporation or served at its request as a director or officer of another corporation”. This was deemed prudent to permit the Registrant to recruit and retain more capable personnel and advisors.

Articles 15, 16 and 17 were eliminated as unnecessary to restated articles under Nevada corporate law and dealt with identification of the Registrant’s incorporator, registered agent and the Registrant’s address.

The following new articles were added:

“Article VIII, Limitation on Stockholder Suits” which limits stockholder derivative suits to the extent permissible under Nevada law, providing instead an internal procedure for deciding on litigation recommended by stockholders “to a special committee of the Board of Directors comprised of members who do not also serve as officers of the Corporation and are not reasonably involved with the subject cause of action, or if no such directors are serving, to legal counsel designated by the Corporation in which neither the law firm or any of its owners, members, employees or affiliates holds shares of the Corporation’s securities, holds any office or position with the Corporation or is related by marriage or through siblings, parents or children to any officer or director of the Corporation”. Such provision was deemed important by the Registrant’s management for both recruitment and retention of qualified personnel and advisors, as well as in conjunction with potential future acquisitions.

Puget Technologies, Inc., current report on Commission Form 8-K, Page 5 of 8 (excluding exhibits)

“Article IX, Affiliated Transactions” which clarifies that the Registrant will not be restricted from engaging in transactions with affiliates described in Sections 78.411 et. seq., of Nevada Revised Statutes, as permitted by the waiver provisions of Section 78.434 thereof.

“Article XI, Take Over Defenses”, which provides the Registrant’s Board of Directors with the broadest possible authority and discretion in adopting and maintaining resistance to, and defenses against, takeover bids that it deems not to be in the best interests of the Registrant, deemed critical by the Registrant’s management in its efforts to successfully rehabilitate the Registrant without intervention by persons interested in using it as a vehicle for generation of short term profits.

A copy of the articles of incorporation, as amended and restated is filed herewith as exhibit 3(i).

Amendment of the Bylaws

At the urging of its strategic consultant, Qest, the Registrant also amended its bylaws concurrently with the amendment of its articles of incorporation effective as of November 3, 2020. Qest provided the following justifications for such action, with which the Registrant’s Board of Directors concurred. Qest explained that the situation with the current bylaws was not as urgent as it was with the prior articles of incorporation, given that they were not public records, but stated that bylaws should not be mere formalisms, but rather manuals of procedure which the Registrant’s directors and officers should consult and use frequently when making strategic decisions, as well as when implementing established policies. Qest reflected that the bylaws should not be deemed cast in stone, but rather updated and improved consistently, to reflect evolving best practices and the changing needs of the Registrant. It then stated that the Registrant’s current bylaws seemed de minimus, generic, and indeed, with respect to the Registrant’s voting procedures and capital stock, contradictory, thus, he recommended that they be completely abandoned and replaced with the version prepared by Qest that was specifically tailored to the Registrant, its recently amended articles of incorporation, and to the strategic recommendations already provided by Qest.

The original bylaws comprised of six pages were limited to six generic articles dealing with meetings of stockholders (Article I), stock (Article II), directors (Article III), officers (Article IV), indemnification of officers and directors (Article V) and, amendments (Article VI). They were not necessarily consistent with comparable provisions in the articles of incorporation and did not provide the guidance required for the operation of a public company. Copies of such bylaws were filed with the Commission as an exhibit to the Registrant’s filing on Form S-1 on January 27, 2012 are hereby incorporated herein. They were replaced by entirely new bylaws filed as exhibit 3(ii) to this current report. The new bylaws are comprised of 29 pages and 11 articles with numerous subsections specifically dealing with the Registrant and its corporate structure, including supermajority voting procedures and specifically, with matters pertaining to compliance with federal and state securities laws, rules and regulations, both those currently applicable and those that would become applicable should the Registrant become subject to registration requirements under Sections 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as well as with transactions in securities not registered under Section 5 of the Securities Act of 1933, as amended (the “Securities Act”). Specific additions include:

Article I dealing with stockholders and comprised of eleven sections dealing with annual meeting (section 1); special meetings (section 2); adjournment (section 3); notice of meetings, purpose of meeting and waiver (section 4); closing of transfer books, record date, stockholders’ list (section 5); quorum (section 6); presiding officer and order of business (section 7); voting (section 8); action without meeting (section 9); proxies (section 10); and, voting of shares by stockholders (section 11).

Puget Technologies, Inc., current report on Commission Form 8-K, Page 6 of 8 (excluding exhibits)

Article II dealing with directors comprised of ten sections dealing with exercise of corporate powers (section 1); number, election, classification and vacancies (section 2); removal of directors (section 3); director voting and quorum (section 4); director conflicts of interest (section 5); executive and other committees (Section 6, of special note the power of the executive committee to act on behalf of the Board of Directors); place, time, notice and call of directors’ meetings (section 7); action by directors without a meeting (section 8); compensation (section 9); and, resignation (section 10).

Article III dealing with officers comprised of five sections dealing with election, designation and terms of office (section 1); removal (section 2); vacancies (section 3); powers and duties (section 4); and, salaries (section 5). Article IV dealing with loans to employees and officers and guarantee of obligations of employees and officers.

Article V dealing with stock certificates, voting trusts and transfers comprised of five sections dealing with certificates representing shares (section 1); transfer books (section 2); transfer of shares (section 3); voting trusts (section 4); and, lost destroyed and stolen certificates (section 5). Article VI dealing with books and records. Article VII dealing with dividends. Article VIII dealing with the corporate seal. Article IX dealing with amendments to the bylaws, a power primarily vested in the Board of Directors. Article X dealing with the Registrant’s fiscal year (set, subject to modification by the Board of Directors, at October 31).

Article XI deals with medical reimbursement and is comprised of six sections dealing with the benefits (section 1); a definition of the term “employees” (section 2); limitations (section 3); submission of proof (section 4); discontinuation (section 5); and, determination (section 6). Finally, Article XI, which deals with equity based compensation and incentive plans and arrangements.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The amendment and restatement of the Registrant’s articles of incorporation was undertaken pursuant to a written consent in lieu of stockholders meeting as permitted under Nevada Revised Statutes Sections 78.0704, 78.390 and 78.403 with a quorum present of 8,189,790,344 of the 10,990,000,000 possible votes, with 8,189,790,344 voting in favor and no actual votes against, although a possible 2,800,209,656 votes might have been cast against such proposals, had all of the Registrant’s stockholders been present and voting, thus, all proposals were deemed carried by more than a 2/3 majority. The written consent in lieu of meeting was executed on October 29, 2020 after its approval by the Board of Directors on October 28, 2020 and is filed as exhibit 99.2 to this report.

Section 8 - Other Events

Item 8.01 Other Events.

In order to avoid the leakage of potentially material information, the Registrant has elected to disclose the content of a confidential memorandum dated October 17, 2020 from the Registrant’s strategic consultant and affiliate, Qest. Such memorandum is filed as exhibit 99.3 to this current report. While management of the Registrant has taken the initial recommendations seriously and its Board of Directors finds the intermediate term recommendations interesting, no assurances can be provided that they will, in fact, be adopted, or if adopted, successful.

Puget Technologies, Inc., current report on Commission Form 8-K, Page 7 of 8 (excluding exhibits)

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description

3(i)	Amendment and Restatement of the Registrant’s Articles of Incorporation dated November 3, 2020
3(ii)	Amendment of the Registrant’s Bylaws dated November 3, 2020
99.1	Adar Bays, LLC confirmation that note has been paid
99.2	Written consent in lieu of special meeting stockholders authorizing amendment and restatement of Articles of Incorporation dated October 29, 2020
99.3	Qest Consulting Group, Inc. confidential memorandum of initial recommendations to the Registrant

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Puget Technologies, Inc.

	By:	/s/Hermann Burckhardt
Date: November 6, 2020		Hermann Burckhardt, President and Chief Executive Officer

	By:	/s/Thomas Jaspers
Thomas Jaspers, Treasurer, Secretary and Chief Financial Officer

Puget Technologies, Inc., current report on Commission Form 8-K, Page 8 of 8 (excluding exhibits)